OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.
             Class C Share Certificate (8-1/2" x 11")


I.   FACE OF CERTIFICATE (All text and other matter lies within
               8-1/4" x 10-3/4" decorative border, 5/16" wide)

               (upper left corner, box with heading: NUMBER [of shares]

               (upper right corner)  [share certificate no.] XX-000000

               (upper right box, Class C SHARES
               below cert. no.)

               (centered
               below boxes)   Oppenheimer Quest Capital Value Fund, Inc.


               INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

     (at left) THIS IS TO CERTIFY THAT       (at right) SEE REVERSE FOR
                                                CERTAIN DEFINITIONS

                                             (box with number)
                                             CUSIP

     (at left)     is the owner of

     (centered)    FULLY PAID AND NON-ASSESSABLE CLASS C SHARES OF

                  COMMON STOCK WITH THE PAR VALUE OF $.0001 EACH OF

                    Oppenheimer Quest Capital Value Fund, Inc.

               hereinafter called the "Corporation", transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

               WITNESS the facsimile seal of Corporation and the signatures of its duly authorized officers.

               (signature                Dated:        (signature
               at left of seal)                        at right of seal)

          /s/ George C. Bowen                /s/ Bridget Macaskill
          _______________________                 ___________________
               TREASURER                          PRESIDENT

                       (centered at bottom)
                  1-1/2" diameter facsimile seal
                           with legend
            Oppenheimer Quest Capital Value Fund, Inc.
                               SEAL
                               1986
                             Maryland


(at lower right, printed
 vertically)                       Countersigned
                                   OPPENHEIMERFUNDS SHAREHOLDER SERVICES
                                   (A DIVISION OF OPPENHEIMERFUNDS, INC.)
                                   Denver (CO)         Transfer Agent

                                   By ____________________________
                                        Authorized Signature


II.  BACK OF CERTIFICATE (text reads from top to bottom of 11"   dimension)

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                    rights of survivorship and not
                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                              (Cust)                   (Minor)

                              UNDER UGMA/UTMA     ___________________
                                                  (State)


Additional abbreviations may also be used though not in the above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s)
unto


PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)



_______________________________________________________________________

(Please print or type name and address of assignee)

______________________________________________________

________________________________________________Class C Shares of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________

                                   ___________________________________
                                   (Both must sign if joint owners)

                              Signature(s) __________________________
                              guaranteed          Name of Guarantor
                              by:       _____________________________
                                             Signature of

                                             Officer/Title

(text printed       NOTICE: The signature(s) to this assignment must
vertically to right correspond with the name(s) as written upon the of above
paragraph)           face of the certificate in every particular without

                    alteration or enlargement or any change whatever.

(text printed in         Signatures must be guaranteed by a financial
box to left of      institution of the type described in the current
signature(s))       prospectus of the Corporation.




The Corporation will furnish to any stockholder, on request and without charge, a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue.

PLEASE NOTE: This document contains a watermark        OppenheimerFunds
when viewed at an angle.  It is invalid without this  "four hands" watermark:

                                                        logotype








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     THIS SPACE MUST NOT BE COVERED IN ANY WAY